SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report:  July 2, 1997

                           READING & BATES CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                    1-5587                  73-0642271
     (State or other             (Commission            (I.R.S. Employer
     jurisdiction of             File Number)          Identification No.)
     incorporation)

                901 Threadneedle, Suite 200, Houston, TX   77079
              (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code  (281) 496-5000


  Item 7. Financial Statements and Exhibits

     (c)  Exhibits

            Exhibit 99 - Press Release dated  July 1, 1997 - Reading  &  Bates announces that the Harvey H. Ward has been awarded a one year contract by Premier Oil.


                                    SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                      READING & BATES CORPORATION

                                      By  /s/T. W. Nagle
                                          ------------------------
                                          T. W. Nagle
                                          Executive Vice President,
                                          Finance and Administration
                                          (Principal Financial and
                                          Accounting Officer)

  Dated: July 2, 1997